                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                           TransTexas Gas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

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   (4)  Date Filed:

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

                           TRANSTEXAS GAS CORPORATION
                 1300 NORTH SAM HOUSTON PARKWAY EAST, SUITE 310
                              HOUSTON, TEXAS 77032
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 17, 2002

Dear Stockholders:

     The Company will hold its Annual Meeting on Wednesday, July 17, 2002, beginning at 10:00 a.m., central daylight time, at The Hotel Sofitel, 425 North Sam Houston Parkway East, Houston, Texas 77060. The matters to be voted on include:

          1. the election of two persons to serve as Class II directors of the Company for a three-year term;

          2. the election of one person to serve as a Class III director of the Company for the unexpired portion of a three-year term;

          3. the following amendments to the Company's Certificate of
     Incorporation:

             (a) a change in name of the Company;

             (b) an increase in the number of authorized shares of Class A
                 Common Stock (a vote in favor of (c) or (d) below will be deemed to be a vote in favor of this proposal);

             (c) an amendment to the Certificate of Designation for the Series A
                 Senior Preferred Stock to provide for the conversion of the Series A Senior Preferred Stock into Class A Common Stock upon the written notice by the Company to the holders of the outstanding shares of Series A Senior Preferred Stock (a vote in favor of this proposal will be deemed to be a vote in favor of (b) above); and

             (d) an amendment to the Certificate of Designation for the Series A
                 Junior Preferred Stock to provide for the automatic conversion of the Series A Junior Preferred Stock into Class A Common Stock upon the conversion of the Series A Senior Preferred Stock into Class A Common Stock (a vote in favor of this proposal will be deemed to be a vote in favor of (b) above);

          4. ratification of the appointment of independent accountants; and

          5. any other matters that may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The record date for the Annual Meeting is May 29, 2002. Only stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting. A complete list of such stockholders will be available for inspection at the Company's offices in Houston, Texas, during regular business hours for a period of 10 days before the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

     We cordially invite all stockholders to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. You may revoke your proxy at any time before it is voted. If you plan to attend the Annual Meeting in person and your shares are held in the name of a bank, broker or other record holder, you will need to bring a copy of a brokerage statement or other document evidencing stock ownership as of the record date.

                                            By Order of the Board of Directors

                                            /s/ ED DONAHUE
                                            Ed Donahue, Secretary

Houston, Texas
June 14, 2002

                           TRANSTEXAS GAS CORPORATION
                 1300 NORTH SAM HOUSTON PARKWAY EAST, SUITE 310
                              HOUSTON, TEXAS 77032
                         (PRINCIPAL EXECUTIVE OFFICES)
                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

     TransTexas Gas Corporation (the "Company") is furnishing this Proxy Statement to its stockholders in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting to be held at The Hotel Sofitel, 425 North Sam Houston Parkway East, Houston, Texas 77060 at 10:00 a.m., central daylight time, on Wednesday, July 17, 2002, and at any postponements or adjournments thereof. Your proxy will be voted at the Annual Meeting if properly executed, returned to the Company prior to the Annual Meeting, and not revoked. We first sent this Proxy Statement and the enclosed proxy card to stockholders on or about June 18, 2002.

                    ACTION TO BE TAKEN AT THE ANNUAL MEETING

     Your proxy will be voted according to your specifications. However, if you return a proxy card that has been signed but not marked, your proxy will be voted FOR (a) the election of the nominees listed below under "Election of Class II Directors", (b) the election of the nominee listed below under "Election of Class III Director", (c) the amendment to the Certificate of Incorporation to change the name of the Company, (d) the amendment to the Certificate of Designation for the Series A Senior Preferred Stock, (e) the amendment to the Certificate of Designation for the Series A Junior Preferred Stock, and (f) the ratification of the appointment of independent accountants.

                              REVOCATION OF PROXY

     You may revoke your proxy at any time before it is voted by (1) delivering written notice of revocation to the Secretary of the Company, (2) executing and delivering a subsequently dated proxy or (3) voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not constitute automatic revocation of your proxy. If you decide to vote in person at the Annual Meeting and your shares are held in the name of a bank, broker or other record holder, you must obtain a proxy, executed in your favor, from the record holder.

                           OUTSTANDING CAPITAL STOCK

     The record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting is May 29, 2002. At the close of business on that day, there were 328,667,750 shares of the Company's Series A Senior Preferred Stock (the "Senior Preferred Stock"), 25,240,513 shares of the Company's Series A Junior Preferred Stock (the "Junior Preferred Stock"), and 1,250,251 shares of the Company's Class A Common Stock, outstanding and entitled to vote at the Annual Meeting.

                         QUORUM AND VOTING REQUIREMENTS

     The holders of record of shares of Class A Common Stock, Senior Preferred Stock and Junior Preferred Stock are entitled to cast one vote per share on all matters voted on by stockholders of the Company. The holders of Senior Preferred Stock and Junior Preferred Stock are entitled to vote together with holders of Class A Common Stock as a single class on issues presented to a vote of the stockholders of the Company. In addition, with respect to certain matters, the holders of Senior Preferred Stock, Junior Preferred Stock and Class A Common Stock, respectively, are entitled to vote as separate classes. The presence, either in person or by proxy, of the holders of record of shares representing a majority of the votes entitled to be cast on a matter by the voting group is necessary to constitute a quorum of that voting group for action on that matter. Once a share is represented for any purpose at a meeting, the holder is deemed present for quorum purposes for the remainder of the meeting.

     ONLY THE HOLDERS OF THE SENIOR PREFERRED STOCK SHALL HAVE THE RIGHT, VOTING SEPARATELY AS A CLASS, TO ELECT THE TWO CLASS II DIRECTORS; AND THE HOLDERS OF THE SENIOR PREFERRED STOCK AND THE JUNIOR PREFERRED STOCK, EACH VOTING AS A SEPARATE CLASS, MUST VOTE TO APPROVE THE AMENDMENTS TO THE CERTIFICATE OF INCORPORATION. THE HOLDERS OF THE CLASS A COMMON STOCK, VOTING AS A SEPARATE CLASS, MUST ALSO VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY. THE HOLDERS OF ALL CLASSES OF STOCK, VOTING AS A GROUP, SHALL BE ENTITLED TO VOTE TO ELECT THE CLASS III DIRECTOR FOR THE UNEXPIRED PORTION OF THE THREE-YEAR TERM AND TO APPROVE ANY AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.

     Withheld votes and broker non-votes will be counted as present for purposes of determining a quorum. If a quorum is not present, the stockholders who are present will have the power to adjourn the Annual Meeting until such time as a quorum will be present. Such adjournment may be made by an announcement at the Annual Meeting; no other notice is required. Any business that might have been transacted at the originally scheduled Annual Meeting may be transacted at any adjourned Annual Meeting at which a quorum is present.

                        PERSONS MAKING THE SOLICITATION

     The Board of Directors of the Company is soliciting your proxy. The cost of soliciting your proxy will be borne entirely by the Company. Proxies may be solicited by mail, in person or by other means of communication by directors, officers and employees of the Company. Directors, officers and employees of the Company will not be compensated for such solicitation, but may be reimbursed for their out-of-pocket expenses in connection with such solicitation. Arrangements are also being made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of voting securities of the Company at the Company's expense.

                                 ANNUAL REPORT

     The Company files an Annual Report on Form 10-K with the Securities and Exchange Commission. The Company mailed a copy of the Annual Report on Form 10-K for the fiscal year ended January 31, 2002 to its stockholders with this Proxy Statement. The Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies, except as otherwise provided in this Proxy Statement. Stockholders may obtain copies of exhibits to the Annual Report on Form 10-K upon written request and payment of the Company's reasonable expenses in furnishing such exhibits. Written requests should be sent to Investor Relations Department, TransTexas Gas Corporation, 1300 North Sam Houston Parkway East, Houston, Texas 77032.

ITEM 1 -- ELECTION OF CLASS II DIRECTORS

     The Board of Directors currently has four members and one vacancy divided into three classes. Two directors serve in Class I, two directors serve in Class II and there is a vacancy in Class III. Directors in each class serve for three-year terms. One of the three classes is elected each year to succeed the directors whose terms are expiring.

     The following Class I Directors will continue in office until the 2004 Annual Meeting:

     Ted E. Davis, age 63, has been a director of the Company since his election in June 2001. He is retired from Conoco Inc. where he was employed for 35 years in various capacities including as President of Exploration Production for international operations, President of Upstream North America and Vice President of Natural Gas and Gas Products.

     Walter S. Piontek, age 65, has been a director of the Company since March 17, 2000. He is retired from Mobil Oil Corporation where he was employed for 39 years in various capacities including as Executive Vice President of Mobil's North American exploration and production operations.

     The terms of the current Class II Directors expire at this year's Annual Meeting. ONLY THE HOLDERS OF THE SENIOR PREFERRED STOCK SHALL HAVE THE RIGHT, VOTING SEPARATELY AS A CLASS, TO ELECT THE TWO CLASS II DIRECTORS. Mr. R. Gerald Bennett's and Mr. Ronald H. Benson's terms as directors end at the 2002 Annual Meeting. Mr. Bennett and Mr. Benson have been nominated by the Board of Directors to serve as directors for three-year terms.

     Set forth below is certain information concerning the nominees for election as Class II directors of the Company whose terms will expire in 2005. None of the nominees are related to any executive officer of the Company or its subsidiaries. Both nominees have consented to serve, and the Company has no reason to believe either nominee will be unavailable. Should either nominee become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board of Directors.

     R. Gerald Bennett, age 60, has been a director of the Company since March 17, 2000. He is the Chief Executive Officer and President of Total Safety Inc. From June 1996 to December 1998, Mr. Bennett was a Senior Vice President of Equitable Gas Company. Prior thereto, Mr. Bennett served as President and Chief Executive Officer of Fuel Resources, Inc., a wholly owned subsidiary of The Brooklyn Union Gas Company. Mr. Bennett has over 36 years experience in the oil and gas industry.

     Ronald H. Benson, age 56, has been a director of the Company since March 17, 2000. He is an independent consultant for Haddington Ventures LLC and a private investor. From 1997 to 1999 he was an executive officer of TPC Corp, a subsidiary of Pacificorp. From 1994 to 1997, he was President of TPC Gathering and Transmission Company. From 1991 to 1993, he was President of Phibro Energy Productions, Inc. Prior thereto, he was vice president of natural gas trading for Phibro Energy, Inc.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

ITEM 2 -- ELECTION OF CLASS III DIRECTOR

     The Class III Director, Mr. John R. Stanley, resigned from office in March 2002. The holders of the Class B Common Stock had the right, voting separately as a class, to elect the Class III Director. However, prior to the record date, Mr. Stanley effectively transferred beneficial ownership of his Class B Common Stock to an unrelated third party, thereby automatically converting the Class B Common Stock into Class A Common Stock. In accordance with the provisions of the Company's Certificate of Incorporation, since there are no outstanding shares of Class B Common Stock THE HOLDERS OF ALL OUTSTANDING CLASSES OF STOCK, VOTING TOGETHER AS A GROUP, SHALL BE ENTITLED TO VOTE TO ELECT THE CLASS III DIRECTOR FOR THE UNEXPIRED PORTION OF THE THREE-YEAR TERM. Mr. Vincent J. Intrieri has been nominated by the Board of Directors to serve for the unexpired year of a three-year term.

     Set forth below is certain information concerning the nominee for election as a Class III Director of the Company whose term will expire in 2003. The nominee is a portfolio manager at High River Limited Partnership, owner of a substantial percentage of the Company's Senior Preferred Stock and Class A Common Stock. See "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions". The nominee has consented to serve, and the Company has no reason to believe the nominee will be unavailable. Should the nominee become unavailable for any reason, the proxies will be voted for a substitute nominee to be named by the Board of Directors.

     Vincent J. Intrieri, 45, has served as a portfolio manager of High River Limited Partnership since 1998. From 1995 to 1998, Mr. Intrieri served as portfolio manager for distressed investments with Elliot Associates L.P., a New York investment fund. Mr. Intrieri received his B.S. in Accounting from The Pennsylvania State University in 1984.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEE LISTED ABOVE.

DIRECTOR COMPENSATION

     All independent directors are paid an annual fee of $60,000. The Board meets regularly each quarter. Independent directors also receive $2,000 for each meeting attended in addition to the four regular quarterly meetings.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met 18 times by telephone or in person during the fiscal year ended January 31, 2002.

     The Board of Directors has appointed an Audit Committee, but no Compensation Committee or Nominating Committee.

     The Audit Committee is currently composed of Messrs. Bennett, Benson, Piontek and Davis. The Audit Committee reviews the scope of the independent accountants' audit of the Company's financial statements and receives and reviews their reports. The Audit Committee meets with the independent accountants, receives recommendations or suggestions for changes in accounting procedures, and initiates or supervises any special investigations it may choose to undertake. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants. The Audit Committee met one time during the fiscal year ended January 31, 2002.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Company is currently composed of four independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board of Directors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended January 31, 2002.

     The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards), which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, which relates to the accountants' independence from the Company and its related entities, and has discussed with PricewaterhouseCoopers LLP their independence from the Company.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002 filed with the Securities and Exchange Commission. The Audit Committee also recommended to the Board the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants.

                                            AUDIT COMMITTEE

                                            R. Gerald Bennett
                                            Ronald H. Benson
                                            Walter S. Piontek
                                            Ted E. Davis

ITEMS 3-6 -- AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

INTRODUCTION

     On May 1, 2002, the Board of Directors of the Company unanimously adopted and deemed advisable a Certificate of Amendment (the "Proposed Certificate") to the Company's Amended and Restated Certificate of Incorporation, subject to stockholder approval, which has the effect of:

          1. Changing the name of the Company from "TransTexas Gas Corporation" to "Innova Oil & Gas Corporation".

          2. Increasing the number of authorized shares of capital stock to 700,247,500, and increasing the number of authorized shares of Class A Common Stock to 200,000,000.

          3. Modifying the terms of the Senior Preferred Stock of the Company to provide that upon the written notice by the Company to the holders of the outstanding shares of Senior Preferred Stock, all of the outstanding shares of Senior Preferred Stock be converted into shares of Class A Common Stock at a fixed conversion ratio.

          4. Modifying the terms of the Junior Preferred Stock of the Company to provide that upon conversion of all of the outstanding shares of Senior Preferred Stock into Class A Common Stock, all of the outstanding shares of Junior Preferred Stock will automatically be converted into shares of Class A Common Stock at a fixed conversion ratio.

     The Proposed Certificate is attached to this Proxy Statement as Exhibit A and incorporated herein by this reference.

     If the proposed amendments are approved by the stockholders, they will take effect upon filing the Proposed Certificate with the Secretary of State of the State of Delaware.

     The affirmative vote of each of (i) the holders of a majority of the outstanding shares of the Company's voting securities entitled to vote at the Annual Meeting, voting together, (ii) the holders of a majority of the outstanding shares of Senior Preferred Stock, voting separately as a class, and
(iii) the holders of a majority of the outstanding shares of Junior Preferred Stock, voting separately as a class, is necessary for approval of the amendments to the certificate of incorporation with respect to the change of the Company's name, the increase in authorized capital stock and the amendments to the Certificate of Designation for the Senior Preferred Stock (except that with respect to the amendment to Section 5(a) of the Certificate of Designation for the Senior Preferred Stock the Company is seeking the vote of the holders of 75%, rather than a majority, of the outstanding shares of Senior Preferred Stock, voting separately as a class) and the amendments to the

Certificate of Designation for the Junior Preferred Stock (except that with respect to the amendment to Section 5(a)(i) of the Certificate of Designation for the Junior Preferred Stock the Company is seeking the vote of the holders of 75%, rather than a majority, of the outstanding shares of Junior Preferred Stock, voting separately as a class), is required to approve such amendments. In addition, the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting separately as a class, is required to approve the amendment increasing the number of authorized shares of Class A Common Stock. Therefore, abstentions and broker non-votes (which may occur if a beneficial owner of stock whose shares are held in a brokerage or bank account fails to provide the broker or bank with voting instructions as to such shares) effectively count as votes against the amendments.

CHANGE IN COMPANY NAME

     The Board of Directors has adopted resolutions setting forth the proposed amendment to Article I of the Company's Amended and Restated Certificate of Incorporation to reflect the change in the Company's name to "Innova Oil & Gas Corporation". The Board believes that it is advisable and in the best interests of the Company to change the Company's name in order, among other things, to complement management's changed business strategy for the Company.

INCREASE IN AUTHORIZED SHARES

     The Board of Directors has adopted resolutions setting forth the proposed amendment to Article IV(A) of the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company to 700,247,500, and to increase the number of authorized shares of Class A Common Stock from 100,000,000 shares to 200,000,000 shares. The Board believes this increase in the authorized shares is advisable and in the best interests of the Company in view of the effect of a conversion of the Senior Preferred Stock and Junior Preferred Stock into Class A Common Stock.

AMENDMENT TO THE CERTIFICATE OF DESIGNATION FOR THE SENIOR PREFERRED STOCK

     The Certificate of Designation for the Senior Preferred Stock of the Company currently provides for the mandatory conversion of one-half of the outstanding shares of Senior Preferred Stock into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.3461 shares of Class A Common Stock for each $1.00 of liquidation preference of the shares of Senior Preferred Stock so converted if either (a) more than 75 million shares of Senior Preferred Stock are outstanding at any time after March 15, 2006 or (b) the Company fails to pay dividends on the Senior Preferred Stock as required by the Certificate of Designation for the Senior Preferred Stock on any two dividend payment dates. The Company does not anticipate paying the cash dividends on the Senior and Junior Preferred Stock in the future.

     The Company is recommending that its stockholders approve an amendment to the terms of the Senior Preferred Stock that provides for the mandatory conversion of all of the outstanding shares of Senior Preferred Stock into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.17305 shares of Class A Common Stock for each $1.00 of liquidation preference of the Senior Preferred Stock upon the written notice by the Company to the holders of the outstanding shares of Senior Preferred Stock.

     The purpose of the amendment to the Certificate of Designation for the Senior Preferred Stock is to facilitate the Company's goal of eliminating all of the outstanding Preferred Stock of the Company. If the amendments to the Certificate of Incorporation are approved and the Senior Preferred Stock is converted, the ownership of the current holders of Class A Common Stock will be significantly diluted. In addition, if the amendments to the Certificate of Incorporation are approved and the Senior Preferred Stock is so converted, the holders of the Class A Common Stock after the conversion will be entitled to elect all five of the members of the Board of Directors of the Company and the holders of Senior Preferred Stock will no longer be entitled to any separate votes on any matters or to any dividends.

AMENDMENT TO THE CERTIFICATE OF DESIGNATION FOR THE JUNIOR PREFERRED STOCK

     The Certificate of Designation for the Junior Preferred Stock of the Company currently provides for the mandatory conversion of all of the outstanding shares of Junior Preferred Stock into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.1168 shares of Class A Common Stock for each $1.00 of liquidation preference of the shares of Junior Preferred Stock so converted if either (a) more than 75 million shares of Senior Preferred Stock are outstanding at any time after March 15, 2006 or (b) the Company fails to pay dividends on the Senior Preferred Stock as required by the Certificate of Designation for the Senior Preferred Stock on any two dividend payment dates.

     The Company is recommending that its stockholders approve an amendment to the terms of the Junior Preferred Stock that provides for the mandatory conversion of all of the outstanding shares of Junior Preferred Stock into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.1168 shares of Class A Common Stock for each $1.00 of liquidation preference of the Junior Preferred Stock upon the conversion of all of the outstanding shares of Senior Preferred Stock.

     The purpose of the amendment to the Certificate of Designation for the Junior Preferred Stock is to facilitate the Company's goal of eliminating all of the outstanding Preferred Stock of the Company. If the amendments to the Certificate of Incorporation are approved and the Senior Preferred Stock is converted, the Junior Preferred Stock will also convert into Class A Common Stock and the ownership of the current holders of Class A Common Stock will be significantly diluted. In addition, if the amendments to the Certificate of Incorporation are approved and the Senior Preferred Stock and Junior Preferred Stock are so converted, the holders of the Class A Common Stock after the conversion will be entitled to elect all five of the members of the Board of Directors of the Company and the holders of Junior Preferred Stock will no longer be entitled to any separate votes on any matters or to any dividends.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO REFLECT THE NAME CHANGE TO "INNOVA
 OIL & GAS CORPORATION", TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL
     STOCK GENERALLY AND CLASS A COMMON STOCK SPECIFICALLY AND TO AMEND THE CERTIFICATES OF DESIGNATION OF THE SENIOR PREFERRED STOCK AND THE JUNIOR
PREFERRED STOCK AS DESCRIBED ABOVE AND AS REFLECTED IN THE PROPOSED CERTIFICATE
                         ATTACHED HERETO AS EXHIBIT A.

ITEM 7 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers LLP, an independent public accounting firm, as the Company's independent accountants for the fiscal year 2003 in accordance with the recommendation of the Audit Committee. PricewaterhouseCoopers LLP served in the same capacity for the year ended January 31, 2002.

     At the Annual Meeting, the stockholders will vote on the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the 2003 fiscal year.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Common Stock ("Section 16 Reports"). Such Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16 Reports they file with the SEC. Based solely on a review of the Section 16 Reports furnished to the Company by the Reporting Persons, none of the Reporting Persons failed to timely file any Section 16 Reports during the year ended January 31, 2002.

                               EXECUTIVE OFFICERS

     The following persons serve as executive officers of the Company:

NAME                                                     OFFICE                   AGE
----                                                     ------                   ---
Arnold H. Brackenridge................   Chief Executive Officer                  69
Edwin B. Donahue......................   Vice President, Chief Financial          51
                                         Officer and Secretary
Simon J. Ward.........................   Vice President and Treasurer             46
George C. Wright......................   Vice President of Accounting             59
David R. Jennings.....................   Assistant Secretary and Assistant        58
                                         General Counsel
Gregory J. Halvatzis..................   Vice President of Exploration            50
John R. Thompson......................   Vice President of Operations             45

     Set forth below is a description of the business experience of each of the executive officers.

     Arnold H. Brackenridge was appointed Chief Executive Officer in March 2002 and prior to that he held the position of President and Chief Operating Officer of the Company since March 2001. Prior to his retirement in 1999, Mr. Brackenridge was President and Chief Operating Officer of the Company since May 1993. From 1984 until June 1992 Mr. Brackenridge was the President and Chief Executive Officer of Wintershall Energy, a business group of BASF Corporation.

     Edwin B. Donahue has been Vice President, Chief Financial Officer and Secretary of the Company since May 1993. Mr. Donahue has been employed in various positions with the Company and its predecessors for over 25 years.

     Simon J. Ward has been Vice President and Treasurer of the Company since June 1999. He served as Manager of Investor Relations from 1994 until June 1999. From 1976 until 1994, he held various positions with ICO, Inc., Baker Hughes Vetco Services, Inc. and Vetco Services, Inc.

     George C. Wright has been Vice President of Accounting of the Company since March 1999. He has been employed by the Company and its affiliates since June 1982.

     David R. Jennings has been Assistant Secretary since May 2000. He has been employed by the Company and its affiliates since November 1995.

     Gregory J. Halvatzis joined the Company in February 2001 and has been Vice President of Exploration since March 2002. From 1976 until 2001, he held various exploration management positions with Cities Service, First Energy and JN Oil and Gas.

     John R. Thompson has been Vice President of Operations since March 2002. He has been employed by the Company and its affiliates since 1984. Prior to 1984, Mr. Thompson was employed by Texaco USA from 1979 to 1984.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid during the fiscal years ended January 31, 2002, 2001, and 2000 to the Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 in the fiscal year ended January 31, 2002 ("Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL COMPENSATION
                                                           ---------------------------------------
NAME AND PRINCIPAL POSITION                      FISCAL                             OTHER ANNUAL
IN THE COMPANY                                    YEAR      SALARY      BONUS      COMPENSATION(1)
---------------------------                      ------    --------    --------    ---------------
John R. Stanley(2).............................   2002     $396,923          --        $6,800
  Former Chief Executive Officer                  2001      526,923          --         6,115
                                                  2000      396,815          --         5,808

Arnold H. Brackenridge(3)......................   2002     $309,615          --        $6,800
  Chief Executive Officer                         2001           --          --            --
                                                  2000           --          --            --
Edwin B. Donahue...............................   2002     $330,000          --        $6,800
  Vice President, Chief Financial                 2001      326,116    $300,000(4)      7,746
  Officer and Secretary                           2000      317,730     208,333         1,467
Simon J. Ward..................................   2002     $219,349          --        $6,800
  Vice President and Treasurer                    2001      214,520    $ 50,000         1,633
                                                  2000      195,656          --            --
George C. Wright...............................   2002     $181,912          --        $6,800
  Vice President of Accounting                    2001      179,247    $ 25,000         5,409
                                                  2000      188,909          --         4,800
Gregory J. Halvatzis(5)........................   2002     $192,846          --            --
  Vice President of Exploration

---------------

(1) Reflects amounts contributed by the Company under the Company's Savings Plan. Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses. The aggregate amount of such personal benefits, however, does not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officer and accordingly, such amounts have been excluded from the table.

(2) Mr. Stanley's employment was terminated pursuant to a separation agreement with the Company in March 2002.

(3) Mr. Brackenridge joined the Company in March 2001.

(4) Reflects amounts due for prior periods upon assumption by the Company of Mr. Donahue's employment contract as part of the Company's bankruptcy proceeding as described below.

(5) Mr. Halvatzis was elected Vice President of Exploration in March 2002.

EMPLOYMENT AGREEMENTS

     In March 2000, the Company and Mr. Stanley entered into a three-year employment agreement. The employment agreement was terminated pursuant to a separation agreement in March 2002 pursuant to which, among other things, Mr. Stanley resigned from all Company positions and is entitled to receive $3 million in severance payments.

     In March 2001, the Company and Mr. Brackenridge entered into a one-year employment agreement which provided for an annual salary of $350,000. If the employment agreement is terminated by Mr. Brackenridge for cause, or by the Company other than for cause, the Company will pay the balance of his salary for the remaining term of the agreement. "Cause" includes a sale, reorganization or merger of the Company that results in a change of control of the Company. Mr. Brackenridge's employment agreement expired in March 2002.

     In December 1998, the Company and Mr. Donahue entered into a two-year employment agreement which provided for an annual salary of $300,000. The employment agreement also provided that Mr. Donahue was entitled to a bonus of $500,000 payable in two equal installments on January 31, 1999 and July 31, 1999. The balance of this bonus was paid during 2000 after the Company assumed Mr. Donahue's employment agreement as part of its bankruptcy proceeding. Mr. Donahue's employment agreement expired in November 2000.

     In May 1998, the Company and Mr. Ward entered into a Severance Agreement which provides that if the Company terminates Mr. Ward's employment other than for cause, the Company shall pay Mr. Ward his salary for 12 months past the date of termination.

SAVINGS PLAN

     The Company maintains a long-term savings plan (the "Savings Plan") in which eligible employees of the Company and certain of its affiliates may elect to participate. Each employee becomes eligible to participate in the Savings Plan on January 1 or July 1 following the completion of one year of service with the Company or its participating affiliates and attainment of age 21. The Savings Plan is intended to constitute a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") and contains a salary reduction arrangement described in Section 401(k) of the Code.

     Each participant may elect to reduce his compensation by a percentage equal to 2% to 15% and the Company will contribute that amount to the Savings Plan on a pre-tax basis on behalf of the participant. The Code limits the annual amount that a participant may elect to have contributed on his behalf on a pre-tax basis to the Savings Plan. For 2002, this limit is $11,000. Effective as of January 2001, the Company presently makes a matching contribution in an amount equal to 100% of the amount elected to be contributed by each participant on a pre-tax basis, up to a maximum of 4% of each participant's compensation. Each participant also may elect to contribute up to 10% of his compensation to the Savings Plan on an after-tax basis. The Code imposes nondiscrimination tests on contributions made to the Savings Plan pursuant to participant elections and on the Company's matching contributions, and limits amounts that may be allocated to a participant's Savings Plan account each year. In order to satisfy the nondiscrimination tests, contributions made on behalf of certain highly compensated employees (as defined in the Code) may be limited. Contributions made to the Savings Plan pursuant to participant elections and matching contributions are at all times 100% vested. Contributions to the Savings Plan are invested, according to specified investment options selected by the participants, in investment funds maintained by the trustee of the Savings Plan. Generally, a participant's vested benefits will be distributed from the Savings Plan as soon as administratively practicable following a participant's retirement, death, disability, or other termination of employment. In addition, a participant may elect to withdraw his after-tax contributions from the Savings Plan prior to his termination of employment, and subject to strict limitations and exceptions, the Savings Plan provides for withdrawals of a participant's pre-tax contributions prior to a participant's termination of employment, in the event of the participant's severe financial hardship or attainment of age
59 1/2. The Savings Plan may be amended or terminated by the Board of Directors of the Company. As of January 31, 2002, approximately 104 employees of the Company were eligible to participate in the Savings Plan, including the Named Executive Officers.

EXECUTIVE REIMBURSEMENT PLAN

     The Company also maintains an executive reimbursement plan in which certain officers of the Company are entitled to participate. Pursuant to this plan, participants are entitled to reimbursement for medical expenses not otherwise covered by the Company's medical insurance. During the year ended January 31, 2002, Mr. Stanley received approximately $22,645 in reimbursements under this plan, Mr. Brackenridge received $11,918, Mr. Donahue received $6,763, Mr. Ward received $33,373 and Mr. Wright received $27,258.

STOCK PERFORMANCE GRAPH

     On March 17, 2000, the Effective Date of the Company's Second Amended, Modified and Restated Plan of Reorganization, the Company's then existing securities, including the common stock, were canceled, and the Company issued, among other securities, 1,002,751 shares of Class A Common Stock. On April 24, 2000, prices for the Class A Common Stock commenced quotation on Nasdaq's Over The Counter Bulletin Board under the symbol "TTXG".

     The following graph compares the cumulative total stockholder return on the company's Class A Common Stock from April 24, 2000 (the date the new Class A Common Stock began trading on the OTCBB under the symbol "TTXG") to April 20, 2002, with the cumulative total stockholder return of the Nasdaq Stock Market Index and a peer group (which includes National Energy, Contour Energy, Greka Energy, Wiser Energy, Howell Corp., Benton Oil & Gas, Mallon Resources, Panaco, Esenjay Petroleum and KCS Energy) over the same period. The comparison assumes a $100 investment on April 24, 2000 in the Class A Common Stock, the Nasdaq Stock Market Index and the peer group, and assumes reinvestment of all dividends and distributions. The last sale price of the Class A Common Stock on April 19, 2002 was $0.75.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------------------------
                         4/24/00     7/10/00     9/25/00    12/11/00     3/23/01     7/10/01    10/24/01     1/10/02     4/19/02
----------------------------------------------------------------------------------------------------------------------------------
 TransTexas Gas           $100       $146.67     $400.00     $333.33     $373.33     $240.00     $ 93.33     $ 40.00     $ 20.00
 Peer Group                100        127.51      169.59      158.35      174.92      163.62      121.72      117.17       97.89
 NASDAQ Index              100        114.29      107.43       86.58       55.38       56.36       49.72       58.79       51.60

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of each class of the Company's outstanding voting securities, as of April 12, 2002, by (i) each director, (ii) each executive officer, (iii) each person known to the Company to beneficially own more than five percent of each class of voting securities and (iv) all directors and executive officers of the Company as a group. Except as otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to its or his shares.

SENIOR PREFERRED STOCK:

                                                                   SHARES OWNED
                                                           ----------------------------
NAME AND ADDRESS                                              NUMBER         PERCENTAGE
----------------                                           ------------      ----------
Arnold H. Brackenridge...................................            --           --
Edwin B. Donahue.........................................            --           --
Simon J. Ward............................................            --           --
George C. Wright.........................................            --           --
David R. Jennings........................................            --           --
Gregory J. Halvatzis.....................................            --           --
John R. Thompson.........................................            --           --
R. Gerald Bennett........................................            --           --
Ronald H. Benson.........................................            --           --
Walter S. Piontek........................................            --           --
Ted E. Davis.............................................            --           --
Vincent J. Intrieri(2)...................................            --           --
All directors and executive officers as a group (12
  persons)...............................................            --           --
Credit Suisse First Boston Corporation(1)................   122,200,300         37.2%
High River Limited Partnership(3)........................   112,749,744         34.2%
Oaktree Capital Management, LLC(4).......................    34,605,154         10.5%
Angelo, Gordon & Co., L.P................................    24,615,967          7.5%

JUNIOR PREFERRED STOCK:

                                                                    SHARES OWNED
                                                             --------------------------
NAME AND ADDRESS                                               NUMBER        PERCENTAGE
----------------                                             ----------      ----------
Arnold H. Brackenridge.....................................          --           --
Edwin B. Donahue...........................................          --           --
Simon J. Ward..............................................          --           --
George C. Wright...........................................          --           --
David R. Jennings..........................................          --           --
Gregory J. Halvatzis.......................................          --           --
John R. Thompson...........................................          --           --
R. Gerald Bennett..........................................          --           --
Ronald H. Benson...........................................          --           --
Walter S. Piontek..........................................          --           --
Ted E. Davis...............................................          --           --
Vincent J. Intrieri(2).....................................          --           --
All directors and executive officers as a group (12
  persons).................................................          --           --
Credit Suisse First Boston Corporation(1)..................  17,668,368         70.0%
Oaktree Capital Management, LLC(4).........................   2,968,285         11.7%
TCW Shared Opportunity Fund II LP(6).......................   2,462,488          9.9%
TCW Leverages Income Trust LP(6)...........................   1,969,990          7.9%

CLASS A COMMON STOCK:

                                                                    SHARES OWNED
                                                             --------------------------
NAME AND ADDRESS                                               NUMBER        PERCENTAGE
----------------                                             ----------      ----------
Arnold H. Brackenridge(7)..................................          18            *
Edwin B. Donahue(8)........................................          24            *
Simon J. Ward..............................................          --           --
George C. Wright...........................................                       --
David R. Jennings..........................................          --           --
Gregory J. Halvatzis.......................................          --           --
John R. Thompson...........................................          --           --
R. Gerald Bennett..........................................          --           --
Ronald H. Benson...........................................          --           --
Walter S. Piontek..........................................          --           --
Ted E. Davis...............................................          --           --
Vincent J. Intrieri(2).....................................          --           --
All directors and executive officers as a group (12
  persons).................................................          42            *
Nabors Drilling USA, L.P.(9)...............................     353,172         28.2%
High River Limited Partnership(3)..........................     329,698         26.4%
Credit Suisse First Boston Corporation(1)..................     295,474         23.6%
Oaktree Capital Management, LLC(4).........................     103,493          8.3%

---------------

 *  Less than 1% of the shares outstanding in the class.

(1) Information contained herein concerning Credit Suisse First Boston Corporation is based upon information received from Credit Suisse First Boston Corporation, on January 25, 2002, adjusted to reflect dividends subsequently paid on the Senior Preferred Stock and the Junior Preferred Stock.

(2) Vincent J. Intrieri is a portfolio manager at High River Limited Partnership. Mr. Intrieri's principal business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, NY, NY 10153.

(3) High River Limited Partnership is the direct beneficial owner of the 329,698 shares of Class A Common Stock and the 112,749,744 shares of Senior Preferred Stock. Barberry Corp., a Delaware corporation, is the general partner of High River Limited Partnership, and Carl C. Icahn is the sole member of Barberry Corp. and owns 100% of the interest therein. As the general partner of High River Limited Partnership, Barberry Corp. may be deemed to beneficially own all of the securities which High River Limited Partnership directly beneficially owns. As the sole shareholder of Barberry Corp., Mr. Icahn may be deemed to beneficially own all of the securities which High River Limited Partnership directly beneficially owns. Mr. Icahn has shared voting power and shared dispositive power with regard to the 329,698 shares of Class A Common Stock and the 112,749,744 shares of Senior Preferred Stock, however, he is in a position directly and indirectly to determine the investment and voting decisions made by Barberry Corp. and High River Limited Partnership. Both Barberry Corp. and High River Limited Partnership maintain their principal place of business at 100 South Bedford Road, Mount Kisco, New York 10549. Mr. Icahn's principal business address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153. Information contained herein concerning securities held by High River Limited Partnership is based upon information received from Icahn Associates Corp., as the representative of High River Limited Partnership, on January 25, 2002, adjusted to reflect dividends subsequently paid on the Senior Preferred Stock.

(4) The securities represented to be owned by Oaktree Capital Management, LLC are held by OCM Opportunities Fund II, L.P., for which Oaktree Capital Management, LLC acts as the general partner, and by Columbia/HCA Master Retirement Trust (Separate Account II), for which Oaktree Capital Management, LLC acts as the investment manager. Although Oaktree Capital Management, LLC may be deemed to beneficially own such securities for purposes of the reporting requirements of the Securities

    Exchange Act of 1934, as amended, Oaktree Capital Management, LLC, a registered investment advisor under the Investment Advisors Act of 1940, as amended, disclaims any beneficial ownership of such securities held by the above-referenced fund and account.

(5) The securities represented to be owned by Angelo, Gordon & Co., L.P. are held for the accounts of 19 private investment funds for which Angelo, Gordon & Co., L.P. acts as general partner and/or discretionary investment advisor. Angelo, Gordon & Co., L.P. is a Delaware limited partnership. AG Partners, L.P., a Delaware limited partnership, is the sole general partner of Angelo, Gordon & Co., L.P. John M. Angelo is a general partner of AG Partners, L.P. and the chief executive officer of Angelo, Gordon & Co., L.P. Michael L. Gordon is the other general partner of AG Partners, L.P. and the chief operating officer of Angelo, Gordon & Co., L.P. Thus, under certain circumstances, Mr. Angelo and Mr. Gordon may also be deemed to be beneficial owners of the securities held by Angelo, Gordon & Co., L.P.

(6) The address for TCW Shared Opportunity Fund II LP and TCW Leveraged Income Trust LP is 865 South Figueroa Street, Los Angeles, California 90017.

(7) The address for Arnold H. Brackenridge is 1300 North Sam Houston Parkway East, Houston, Texas 77032.

(8) The address for Edwin B. Donahue is 1300 North Sam Houston Parkway East, Houston, Texas 77032.

(9) To the Company's knowledge, Nabors acquired beneficial ownership of these shares pursuant to a pledge agreement and the vesting of an irrevocable general proxy granted by Mr. Stanley relating to these shares.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year 2002, the Company employed certain members of the immediate family of Mr. John R. Stanley, former Chairman and Chief Executive Officer. The Company paid his wife, Eileen Stanley, a total annual compensation of $100,000. The Company paid his daughter-in-law, Elvia Stanley, a total annual compensation of $67,745. The Company paid his son-in-law, Alan Drane, a total annual compensation of $68,184.

     Additionally, during the fiscal year 2002, Mr. Drane and his wife, Donna Drane, daughter of Mr. Stanley, received $6,240 and $3,794, respectively, in medical reimbursements under the Executive Reimbursement Plan. Ms. Elvia Stanley received $11,234.

     As of April 2002, none of the above persons were employed by the Company.

                               CHANGES IN CONTROL

     Prior to consummation of the Company's plan of reorganization in its bankruptcy proceeding (the "Plan") on March 17, 2000, the Company was controlled by TransAmerican Energy Corporation, its parent entities and John R. Stanley, who directly or indirectly owned a majority of the voting securities of such entities. Pursuant to the Plan, the old common stock of the Company (including the shares owned by TransAmerican Energy Corporation) were canceled and the Senior Preferred Stock, the Junior Preferred Stock, the Class A Common Stock and the Class B Common Stock of the Company were issued. So far is known to the Company, no person now controls the Company, although the holders of the Senior Preferred Stock collectively own a majority of the voting power represented by the Company's voting stock and are currently entitled to elect four of the Company's five directors. John R. Stanley, as the sole holder of the Company's Class B Common Stock, was entitled to elect one of the Company's five directors. However, prior to the record date, Mr. Stanley was deemed to have transferred his Class B Common Stock to an unrelated third party, thereby automatically converting the Class B Common Stock into Class A Common Stock. Since there are no longer any shares of Class B Common Stock outstanding, the holders of all classes of stock are entitled to vote to elect the Class III Director.

                     INDEPENDENT ACCOUNTANTS AND AUDIT FEES

     The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent accountants for the year ending January 31, 2003. PricewaterhouseCoopers LLP has audited the Company's financial statements since the Company's organization in May 1993.

     The Company was billed the following fees for professional services provided by PricewaterhouseCoopers LLP during the year ended January 31, 2002:

Audit fees...............................................   $311,800
All other fees...........................................     42,248
                                                            --------
                                                            $354,049
                                                            ========

     Fees for services other than audit fees were primarily related to the Company's bankruptcy proceedings and the filing of a registration statement. The Audit Committee has concluded that the provision of non-audit services described above is compatible with maintaining PricewaterhouseCoopers LLP's independence.

     We have been advised by PricewaterhouseCoopers LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Any proposals from stockholders to be presented for consideration at the Company's 2003 Annual Meeting must be submitted in accordance with the rules of the SEC and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on February 18, 2003 for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting. Stockholders wishing to bring a proposal before the 2003 Annual Meeting (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the Company's principal executive offices in accordance with the Company's bylaws no later than April 18, 2003 (unless the 2003 Annual Meeting is held before June 17, 2003 or after August 16, 2003, in which case such written notice must be received by the Company not later than the later of (i) the 120th calendar day prior to the date of the 2003 Annual Meeting or (ii) the 10th calendar day following the date on which public announcement of the date of the 2003 Annual Meeting is first made).

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting. However, if any other matters come before the Annual Meeting, the holders of the proxies will vote on such matters in their discretion.

     All information contained in this Proxy Statement relating to the securities holdings of directors and officers of the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent of any class of voting securities of the Company is based upon information contained in reports filed by such owner with the SEC, except as otherwise set forth herein.

                                            By the Order of the Board of
                                            Directors

                                            /s/ ED DONAHUE
                                            Ed Donahue, Secretary

Houston, Texas
June 14, 2002

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
          TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                           TRANSTEXAS GAS CORPORATION

                             ---------------------

     Pursuant to the provisions of Sections 103 and 242 of the General Corporation Law of the State of Delaware (the "DGCL"), TransTexas Gas Corporation, a corporation organized and existing under and by virtue of the DGCL (the "Corporation") does hereby certify as follows:

          FIRST:  The name of the Corporation is TransTexas Gas Corporation.

          SECOND: The Corporation's Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 7, 1993. The Corporation's Certificate of Incorporation was amended on August 20, 1993 and February 9, 1994, by the filing of an Amended and Restated Certificate of Incorporation on March 17, 2000, and by the filing of Certificates of Amendment on August 9, 2000 and August 10, 2000.

          THIRD: That the Board of Directors of the Corporation, by unanimous consent pursuant to Section 141(f) of the DGCL, adopted resolutions setting forth and declaring advisable the proposed amendments to the Certificate of Incorporation set forth below and the Certificate of Designation for Series A Senior Preferred Stock set forth on Annex A attached hereto and the Certificate of Designation for Series A Junior Preferred Stock set forth on Annex B attached hereto.

             The Amended and Restated Certificate of Incorporation is hereby amended as follows:

           Article I of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

                "The name of the Corporation is Innova Oil & Gas Corporation."

           Section A of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

                    A. The total number of shares of capital stock that the
               Corporation shall have the authority to issue is 700,247,500, of which (i) 200,000,000 shares shall be shares of Class A Common Stock with a par value of $0.01 per share (the "Class A Common Stock"), (ii) 247,500 shares shall be shares of Class B Common Stock with a par value of $0.01 per share (the "Class B Common Stock") and (iii) 500,000,000 shares shall be shares of Preferred Stock, par value $0.001 per share (the "Preferred Stock").

          FOURTH: That thereafter, pursuant to resolutions of the Board of Directors, the proposed amendments were submitted to the stockholders of the Corporation, and the necessary number of shares as required by statute, the Certificate of Incorporation and the Certificates of Designation was voted in favor of the amendments.

          FIFTH: That said amendments were duly adopted in accordance with the provisions of Section 242 of the DGCL.

          SIXTH: That this Certificate of Amendment shall have effect upon the filing hereof.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of
Amendment to be executed as of July   , 2002.

                                          TRANSTEXAS GAS CORPORATION

                                          --------------------------------------
                                          Ed Donahue, Vice President, Chief
                                          Financial Officer and Secretary

                                                                         ANNEX A

                  AMENDMENTS TO THE CERTIFICATE OF DESIGNATION
             FOR SERIES A SENIOR PREFERRED STOCK OF THE CORPORATION

                             ---------------------

     1. Section 5(a)(i) of the Certificate of Designation for Series A Senior Preferred Stock of the Corporation shall be amended to read in its entirety as follows:

          (i) If either (1) more than 75 million shares of Senior Preferred Stock are outstanding at any time after the sixth anniversary of the Effective Time or (2) the Corporation fails to pay dividends in accordance with Section 3 herein (as amended from time to time) on any two Dividend Payment Dates, one-half of the outstanding shares of Senior Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.3461 Class A Common Shares for each $1.00 of Liquidation Preference (the "Automatic Conversion Ratio") of the shares of Senior Preferred Stock so converted. Any shares of Senior Preferred Stock converted pursuant to this provision shall be allocated among the holders of the Senior Preferred Stock on a pro rata basis.

     2. Section 5(a) of the Certificate of Designation for Series A Senior Preferred Stock of the Corporation shall be modified by inserting a paragraph
(iii) as set forth below:

          (iii) Upon the written notice by the Corporation delivered to the holders of Senior Preferred Stock, all of the outstanding shares of Senior Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.17305 shares of Class A Common Stock for each $1.00 of Liquidation Preference (the "Elective Conversion Ratio" and together with the Automatic Conversion Ratio, the "Conversion Ratio") of the shares of Senior Preferred Stock so converted.

                                                                         ANNEX B

                  AMENDMENTS TO THE CERTIFICATE OF DESIGNATION
             FOR SERIES A JUNIOR PREFERRED STOCK OF THE CORPORATION

                             ---------------------

Section 5(a)(i) of the Certificate of Designation for Series A Junior Preferred Stock of the Corporation shall be amended to read in its entirety as follows:

          (i) If any of (1) more than 75 million shares of Senior Preferred Stock are outstanding at any time after the sixth anniversary of the Effective Time, (2) the Corporation fails to pay dividends on the Senior Preferred Stock in accordance with the terms thereof on any two Dividend Payment Dates (as defined in the Certificate of Designation for the Senior Preferred Stock) or (3) all of the outstanding shares of Senior Preferred Stock are converted into shares of Class A Common Stock, all of the outstanding shares of Junior Preferred Stock shall be automatically converted into fully paid and non-assessable shares of Class A Common Stock at the rate of 0.1168 Class A Common Shares for each $1.00 of Liquidation Preference (the "Conversion Ratio") of the shares of Junior Preferred Stock so converted.

PROXY



                           TRANSTEXAS GAS CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 17, 2002



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           TRANSTEXAS GAS CORPORATION.


         The undersigned stockholder of TransTexas Gas Corporation (the "Company") hereby appoints Ed Donahue and Simon Ward, and each of them, proxies for the undersigned with full power of substitution, to vote all shares of capital stock of the Company, including preferred stock and common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Houston, Texas on Wednesday, July 17, 2002, at 10:00 a.m., and at any and all adjournments or postponements thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement, and upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

         PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON THE ITEMS PRESENTED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ITEMS PRESENTED. ANY VOTE ON THIS CARD WILL BE CONSIDERED A VOTE WITH RESPECT TO EACH SHARE OF COMMON STOCK, SENIOR PREFERRED STOCK AND JUNIOR PREFERRED STOCK BENEFICIALLY OWNED BY THE UNDERSIGNED.


                  (Continued and to be signed on reverse side)


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

                                                              Please mark
                                                             your votes as   [X]
                                                             indicated in
                                                             this example.


Item 1. Election of Class II Directors (the Board of Directors recommends a vote FOR the nominees listed below).

Nominees:  01 R. Gerald Bennet           02 Ronald H. Benson

        FOR [ ]           WITHHELD  [ ]

(Write that nominee's name in the space provided below.)

-----------------------------------------

Item 2. Election of Class III Director (the Board of Directors recommends a vote FOR the nominee listed below).

        FOR [ ]           WITHHELD  [ ]

Nominee: 03 Vincent J. Intrieri

Item 3. Approval of the Amendments to the Senior Preferred Certificate of Designation (the Board of Directors recommends a vote FOR the amendments). A vote FOR this Item 3 will be deemed a vote FOR Item 6 below.

        FOR [ ]           WITHHELD  [ ]           ABSTAIN  [ ]

Item 4. Approval of the Amendments to the Junior Preferred Certificate of Designation (the Board of Directors recommends a vote FOR the amendments). A vote FOR this Item 4 will be deemed a vote FOR Item 6 below.

        FOR [ ]           WITHHELD  [ ]           ABSTAIN  [ ]

Item 5. Approval of the Amendment to the Certificate of Incorporation to change the name of the Company (the Board of Directors recommends a vote FOR the Amendment).

        FOR [ ]           WITHHELD  [ ]           ABSTAIN  [ ]

Item 6. Approval of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company (the Board of Directors recommends a vote FOR the Amendment). A vote FOR Items 3 or 4 above will be deemed a vote FOR this Item 6.

        FOR [ ]           WITHHELD  [ ]           ABSTAIN  [ ]

Item 7. Ratification of the Appointment of PricewaterhouseCoopers LLP as independent accountants (the Board of Directors recommends a vote FOR the ratification).

        FOR [ ]           WITHHELD  [ ]           ABSTAIN  [ ]




                                    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June __, 2002. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


Signature                       Signature                         Date
         ---------------------            ----------------------       ---------

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o